                                                                   EXHIBIT 23.01


CONSENT OF INDEPENDENT ACCOUNTANTS'

   We hereby consent and give permission to use our report dated May 22, 2003 in this annual report on Form 11-K, and its incorporation by reference in the registration statement on Form S-8 relating to The Profit Sharing Plan of Bindley Western Industries, Inc. and Subsidiaries.

                                              /s/ DeWitt & Shrader, P.C.

Indianapolis, Indiana
June 30, 2003